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                                                                    EXHIBIT 24.1


                          THE WILLIAMS COMPANIES, INC.

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint J. FURMAN LEWIS, BOBBY E. POTTS and DAVID M. HIGBEE their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of Common Stock of Williams issuable pursuant to the terms and provisions of the Transco Energy Company Thrift Plan, together with associated Preferred Stock purchase rights and Plan interests, and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

                 THAT the undersigned Williams does hereby constitute and appoint J. FURMAN LEWIS, BOBBY E. POTTS and DAVID M. HIGBEE its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

                 Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                 IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 16th day of March, 1995.



   /s/ Keith E. Bailey                        /s/ Jack D. McCarthy
- ---------------------------------          ------------------------------
       Keith E. Bailey                            Jack D. McCarthy
Chairman of the Board, President                Senior Vice President
  and Chief Executive Officer               (Principal Financial Officer)
 (Principal Executive Officer)


                           /s/ Gary R. Belitz
                       ---------------------------
                               Gary R. Belitz
                                 Controller
                        (Principal Accounting Officer)
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  /s/ Harold W. Andersen              /s/ Ralph E. Bailey
- ------------------------------     -------------------------------
      Harold W. Andersen                  Ralph E. Bailey
          Director                           Director

     /s/ Glenn A. Cox                 /s/ Thomas H. Cruikshank
- ------------------------------     -------------------------------
         Glenn A. Cox                     Thomas H. Cruikshank
           Director                             Director

    /s/ Ervin S. Duggan               /s/ Robert J. LaFortune
- ------------------------------     -------------------------------
        Ervin S. Duggan                   Robert J. LaFortune
           Director                            Director

   /s/ James C. Lewis                  /s/ Jack A. MacAllister
- ------------------------------     -------------------------------
       James C. Lewis                      Jack A. MacAllister
         Director                               Director

   /s/ James A. McClure                /s/ Peter C. Meinig
- ------------------------------     -------------------------------
      James A. McClure                    Peter C. Meinig
          Director                           Director

      /s/ Kay A. Orr                   /s/ Gordon R. Parker
- ------------------------------     -------------------------------
         Kay A. Orr                        Gordon R. Parker
          Director                             Director

                      /s/ Joseph H. Williams
                    ----------------------------
                          Joseph H. Williams
                              Director



                                                THE WILLIAMS COMPANIES, INC.


                                                By /s/ J. Furman Lewis
                                                  ------------------------------
                                                        J. Furman Lewis
ATTEST:                                              Senior Vice President


  /s/ David M. Higbee
- -------------------------
     David M. Higbee
        Secretary